Exhibit 10.1

AMENDMENT NO. 6 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO

GUARANTEE AND COLLATERAL AGREEMENT

This AMENDMENT NO. 6 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO GUARANTEE AND COLLATERAL AGREEMENT (this “Amendment”) dated as of December 22, 2014 (the “Amendment No. 6 Effective Date”), among USMD HOLDINGS, INC., a Delaware corporation “Holdings”), UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C., Texas limited liability partnership, USMD INC., a Texas corporation, IMPEL MANAGEMENT SERVICES, L.L.C., a Texas limited liability company, IMPEL CONSULTING EXPERTS, L.L.C., a Texas limited liability company, MAT-RX DEVELOPMENT, L.L.C., a Texas limited liability company, USMD OF ARLINGTON GP, L.L.C., a Texas limited liability company, US LITHOTRIPSY, L.P., a Texas limited partnership, USMD CANCER TREATMENT CENTERS, L.L.C., a Texas limited liability company, USMD CANCER TREATMENT CENTERS GP, L.L.C., Texas limited liability company, USMD PPM, LLC, a Texas limited liability company, USMD DIAGNOSTIC SERVICES, LLC, a Texas limited liability company, MAT-RX FORT WORTH GP, L.L.C., a Texas limited liability company, USMD ADMINISTRATIVE SERVICES, L.L.C., Texas limited liability company, USGP, LLC., a Texas limited liability company, LITHO GP, LLC., a Texas limited liability company, METRO I STONE MANAGEMENT, LTD., a Texas limited partnership, USMD AFFILIATED SERVICES, a Texas not for profit corporation, MEDICAL CLINIC OF NORTH TEXAS PLLC, a Texas professional association, and USMD CTC (MO), LLC, a Missouri limited liability company (individually a “Borrower” and collectively, the “Borrowers”), the undersigned Lenders (as defined below), and SOUTHWEST BANK, a Texas state bank, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrowers, the lenders party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of August 31, 2012, as amended by that certain Amendment No. 1 to Credit Agreement dated as of February 28, 2013, as further amended by that certain Amendment No. 2 to Credit Agreement dated as of September 13, 2013, as further amended by that certain Amendment No. 3 to Credit Agreement dated as of February 25, 2014, as further amended by that certain Waiver and Amendment No. 4 to Credit Agreement dated as of April 14, 2014, as further amended by that certain Amendment No. 5 to Credit Agreement dated as of September 23, 2014 (the “Credit Agreement”).

(2) The Borrowers have requested that the Credit Agreement be amended in the manner provided for in this Amendment.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

SECTION 2. Amendment to Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 6 Effective Date, hereby amended as follows:

(a) The following definitions of “Amendment No. 6”, “Amendment No. 6 Effective Date”, and “Southwest Bank” are hereby added to Section 1.01 of the Credit Agreement in their correct alphabetical location:

“Amendment No. 6” means the Amendment No. 6 to Credit Agreement, dated as of December 22, 2014, among the Borrowers, the Lenders party thereto, and the Administrative Agent.

“Amendment No. 6 Effective Date” means December 22, 2014.

“Southwest Bank” means Southwest Bank, a Texas state bank.

(b) The definitions of “Compensation Plan” and “Quality Payments” are hereby deleted from Section 1.01 of the Credit Agreement.

(c) The definitions of “Administrative Agent”, “Applicable Margin”, “Default Rate”, “EBITDA”, “Fixed Charge Coverage Ratio”, “Interest Payment Date”, “Maturity Date”, “Prime Rate”, “Revolving Commitment” and “Revolving Termination Date” contained in Section 1.01 of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

“Administrative Agent” means Southwest Bank, as the administrative agent for the Lenders under this Agreement and the other Loan Documents, together with any of its successors.

“Applicable Margin” means, for each Type of Loan specified below, the rate per annum set forth under the relevant column heading below:

	CBFR Loans	Eurodollar Loans
Revolving Loans	0.50%	3.50%

“Default Rate” means (a) when used with respect to any Eurodollar Loan, CBFR Loan or Tranche A Term Loan, an interest rate equal to (i) the interest rate set out under Section 2.12 (a) or (b) that is applicable to such Loan, plus (ii) four percent (4%) per annum, and (b) when used with respect any other Obligations, an interest rate equal to (i) the CB Floating Rate, plus (ii) four percent (4%) per annum.

“EBITDA” means, for any period, Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Net Income for such period, the sum of (a) tax expense, (b) Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill), (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), (f) any other non-cash charges, (g) all Retention that has accrued and not been paid and (h) all accrued and unpaid executive compensation under the Deferred Executive Compensation Plan, minus, to the extent included in the statement of such Net Income for such period, the sum of (a) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Net Income for such period, gains on the sales of assets outside of the ordinary course of business), and (b) any other non-cash income, all as determined on a consolidated basis, and minus (i) all Retention Payments paid in cash, and (ii) all cash payments that have been made pursuant to the Deferred Executive Compensation Plan.

“Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) EBITDA for such period minus (i) all cash dividends and cash distributions, and all redemptions and repurchases of Equity Interests in cash, by any Borrower during such period (other than (x) dividends or distributions made to a Borrower and (y) the Deferred Comp Change of Control Payments), (ii) all cash taxes paid by the Borrowers during such period, and (iii) the aggregate amount actually paid by the Borrowers during such period on account of Capital Expenditures (excluding (i) the principal amount of Indebtedness (other than the Loans) incurred in connection with such expenditures but including payments of principal in respect of any such Indebtedness, (ii) any such expenditures financed with the proceeds of any Reinvestment Deferred Amount and (iii) the aggregate amount of Capital Expenditures financed with proceeds of any Revolving Loans, up to a maximum aggregate amount of $1,500,000 in any Fiscal Year starting with Fiscal Year 2015), to (b) Fixed Charges for such period.”

“Interest Payment Date” means (a) as to any CBFR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding, with the first such date being March 30, 2015, and the Maturity Date of such Loan, (b) as to any Eurodollar Loan under the Revolving Facility, the last day of such Interest Period and the Maturity Date of such Loan, and (c) as to any Tranche A Term Loan the last day of each March, June, September and December to occur while such Loan is outstanding, with the first such quarterly payment date being March 30, 2015.

“Maturity Date” means (a) with respect to the Revolving Facility, the Revolving Termination Date, and (b) with respect to the Tranche A Term Facility, December 21, 2016; provided, however, that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Prime Rate” means, a variable rate of interest per annum equal, on any day, to the rate of interest published on such day in the Money Rates section of The Wall street Journal as the U.S. “prime rate”, or if The Wall Street Journal or such rate is not published on such day, such rate as published on the immediately preceding Business Day in the Money Rates section of The Wall Street Journal. In the event the The Wall

Street Journal ceases to publish such rate or an equivalent as determined by the Administrative Agent, the term “Prime Rate” shall be determined by reference to such other regularly published prime rate as the Administrative Agent shall determine, or if no such published prime rate is available, then the term “Prime Rate” shall mean a variable rate of interest per annum as determined by the Administrative Agent equal to the highest of the “prime rate”, “reference rate”, “base rate”, or other similar rate announced from time to time by JPMorgan Chase Bank, N.A. or Bank of America, N.A. as selected by the Administrative Agent (with the understanding that any such rate is merely a reference rate and may not necessarily represent the lowest or best rate actually charged to any customer by such bank).

“Revolving Commitment” means, as to any Lender, the obligation of such Lender, if any, to make Revolving Loans in an aggregate principal amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule 1.01A or in the Assignment and Assumption pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The amount of the Total Revolving Commitments is $10,000,000.

“Revolving Termination Date” means December 21, 2016.

(d) The following definitions of “Deferred Compensation Plan”, “Deferred Executive Compensation Plan”, “Retention” and “Retention Payments” are hereby added to Section 1.01 of the Credit Agreement in their correct alphabetical locations:

“Deferred Compensation Plan” means (a) any compensation plan or compensation agreement for any physician or physicians employed by any Borrower providing for the deferral of compensation (including Retention) and the payment of such deferred compensation and all amendments to any such plan or agreement and any successor plans, and (b) the Deferred Executive Compensation Plan.

“Deferred Executive Compensation Plan” means the USMD Salary Deferral Plan as in effect on the Amendment No. 6 Effective Date and all amendments thereof and any successor plan or plans.

“Retention” means the retention and deferral of the payment of up to 25% of the annual salaries of physicians employed by the Borrowers or any of them pursuant to any Deferred Compensation Plan.

“Retention Payment” means any payment of Retention.

(e) Paragraph (a) in Section 2.03 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Tranche A Term Loans. The Borrowers unconditionally promise to repay to the Tranche A Term Lenders the aggregate principal amount of all Tranche A Term Loans outstanding on the following dates in the respective principal amounts set forth opposite such dates:

Dates	Principal Amount
March 30, 2015	$375,000
June 30, 2015	$375,000
September 30, 2015	$375,000
December 31, 2015	$375,000
March 30, 2016	$375,000
June 30, 2016	$375,000
September 30, 2016	$375,000

provided, however, that the final principal repayment installment of Tranche A Term Loans shall be repaid on the Maturity Date for the Tranche A Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Tranche A Term Loans outstanding on such date.”

(f) Section 2.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.06 Commitment Fees; Etc.

(a) The Borrowers agree to pay to the Administrative Agent for the account of each Revolving Lender a commitment fee for the period from and including the Closing Date to the last day of the Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Termination Date, commencing on December 31, 2012.

(b) The Borrowers agree to pay to the Administrative Agent for the account of each Revolving Lender, a fee on the Amendment No. 6 Effective Date, and on each anniversary of the Amendment No. 6 Effective Date, in an amount equal to one half (1/2) of one percent (1%) of the Revolving Commitment of such Revolving Lender then in effect.

(c) All of the fees described above in this Section shall be fully earned upon becoming due and payable in accordance with the terms hereof and shall not be refundable for any reason whatsoever.

(g) Paragraphs (a) and (b) of Section 2.12 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“(a) (i) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Adjusted LIBO Rate determined for such day plus the Applicable Margin; provided, however, that the sum of such Adjusted LIBO Rate plus the Applicable Margin shall not at any time be less than a rate per annum equal to four percent (4.0%); and

(ii) Each CBFR Loan shall bear interest at a rate per annum equal to the CBFR Floating Rate plus the Applicable Margin; provided, however, that the sum of such CBFR Floating Rate plus the Applicable Margin shall not at any time be less than a rate per annum equal to four percent (4.0%).

(b) The Tranche A Term Loans shall bear interest at a rate per annum equal to five percent (5.0%).”

(h) Section 2.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 2.21 Use of Proceeds. The proceeds of the Term Loans shall be available (and the Borrowers agree that they will use such proceeds) solely to repay in full the Existing Indebtedness and related transaction fees and expenses. The proceeds of the Revolving Loans shall be available (and the Borrowers agree that they will use such proceeds) solely to finance working capital needs of the Borrowers in the ordinary course of business, including making payments due on the Closing Date in connection with the Transactions; provided, however, that Borrowers shall be entitled to finance Capital Expenditures using proceeds of Revolving Loans, in an aggregate amount not to exceed $1,500,000 during any Fiscal Year starting with the Fiscal Year ending on December 31, 2015.”

(i) Paragraph (b)(ii) of Section 5.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(ii) as soon as available, but in any event not later than forty-five (45) days after the end of each Fiscal Quarter, the unaudited consolidated balance sheet of WellMed Networks – DFW, Inc. as at the end of such Fiscal Quarter and the related unaudited consolidated statements of income and of cash flows for such Fiscal Quarter and the portion of the Fiscal Year through the end of such Fiscal Quarter, setting forth in each case in comparative form the figures for the corresponding Fiscal Quarter of the previous Fiscal Year, certified by a Responsible Officer of the Borrower Representative as being fairly stated in all material respects (subject to normal true and correct copies of year end audit adjustments and the absence of footnotes).”

(j) Paragraph (b) of Section 5.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) concurrently with the delivery of any financial statements pursuant to Section 5.01(a) or Section 5.01(b)(i), (i) a Compliance Certificate executed by a Responsible Officer of the Borrower Representative (x) stating that each Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that no Default or Event of Default exists except as specified in such certificate and (y) containing all information and calculations necessary for determining compliance by each Borrower with the provisions of this Agreement referred to therein as of the last day of the Fiscal

Quarter or Fiscal Year of the Borrowers, or the last day of the relevant calendar month, as the case may be, and (ii) to the extent not previously disclosed to the Administrative Agent in writing, (1) a description of any change in the jurisdiction of organization or name of any Borrower, (2) a list of all Intellectual Property and real property (including any material leasehold interests) acquired by any Borrower, and (3) a description of any Person that has become a Wholly Owned Subsidiary of Holdings, in each case since the date of the most recent Compliance Certificate delivered pursuant to this paragraph (b) (or, in the case of the first such Compliance Certificate so delivered, since the Closing Date);”

(k) Section 5.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 5.12 Depository Bank. So long as any Loan or Revolving Loan remains outstanding to Lender, Borrower shall use its reasonable best efforts, and negotiate in good faith to establish, on or before June 30, 2015, or as soon thereafter as reasonably practicable, Southwest Bank as its primary depository bank, including for the maintenance of operating, administrative, cash management, collection activity, and other deposit accounts for the conduct of its business. To the extent Borrower discovers that despite its reasonable best efforts, it may not be in Borrower’s best interests or otherwise possible to establish Southwest Bank as its primary depository bank, it will so inform Southwest Bank in writing of any impediments as soon as reasonably practicable with sufficient specificity such that Southwest Bank can attempt to address any such perceived impediments to the reasonable satisfaction of Borrower. Borrower will provide Southwest Bank a reasonable time frame within which to attempt to do so.”

(l) Paragraph (c) in Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Capital Expenditures. Permit the aggregate Capital Expenditures of the Borrowers during any Fiscal Year to be more than $4,500,000.”

(m) Paragraph (d) in Section 6.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d) Senior Leverage Ratio. Permit the Senior Leverage Ratio as at the last day of any period of four consecutive Fiscal Quarters of the Borrowers to exceed 1.50 to 1.00. The first such test date shall be on December 31, 2014.

(n) Paragraph (e) of Section 6.01 of the Credit Agreement is hereby deleted.

(o) Paragraph (c) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) Guarantee Obligations incurred by the Borrowers (i) in respect of any Indebtedness of any of the Borrowers otherwise permitted by this Section 6.02, (ii) with respect to all of the Lithotripsy Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Lithotripsy Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantee of existing Indebtedness by Lithotripsy Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $115,495), (ii) with respect to the CTC Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $2,000,000 in excess of the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantee of existing Indebtedness by CTC Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed $1,086,715), and (iii) with respect to the Hospital Entities, in an aggregate amount, for all such entities, not to exceed at any time outstanding $3,000,000 in excess of the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d) to the Credit Agreement (provided that, for purposes of the calculations under this Section 6.02(c), the amounts used as the amounts then owing under the guarantees of existing Indebtedness by Hospital Entities identified on Schedule 6.02(d), shall reduce as such guaranteed Indebtedness is paid or reduced [and not thereafter increase after such reduction] and shall in no event exceed the portion of the Indebtedness guaranteed by Hospital Entities under Schedule 6.02(d), paragraphs 1 and 2);”

(p) Paragraph (e) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(e) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 6.03(g) in an aggregate principal amount not to exceed $3,000,000 at any one time outstanding;”

(q) Paragraph (h) of Section 6.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(h) additional unsecured Indebtedness of the Borrowers in an aggregate principal amount not to exceed $500,000; and;”

(r) Paragraph (b) of Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom, any Borrower may pay dividends or distributions to Holdings to permit Holdings to purchase Holdings’ common stock or common stock options from present or former officers or employees of any Borrower upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this clause after the date hereof (net of any proceeds received by Holdings after the date hereof in connection with resales of any common stock or common stock options so purchased) shall not exceed $250,000 during any Fiscal Year; and”

(s) Section 6.18 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Section 6.18. Amendments to Deferred Compensation Plans. Amend any of the Compensation Plans in any manner materially adverse to the interests of the Administrative Agent and the Lenders; provided, however, that the foregoing shall not prohibit amendments to existing Compensation Plans to the extent such amendments are reasonably required to comply with an applicable Requirement of Law.”

(t) Paragraph (c) of Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(c) any Borrower shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 5.04(a), Section 5.07(a), or Article VI of this Agreement or Sections 6.05 and 6.08(b) of the Guarantee and Collateral Agreement; provided, however, that, not more than one time during any period of four Fiscal Quarters, if any Borrower shall default in the observance or performance of any agreement contained in Section 6.01(a) or Section 6.01(c), such default shall not be an Event of Default if (x) in the case of a default in the observance or performance of Section 6.01(a), the Fixed Charge Coverage Ratio is not less than 1.0 to 1.0, (y) in the case of a default in the observance or performance of Section 6.01(c), the Senior Leverage Ratio is not in excess of 1.75 to 1.0, and (z) the Borrowers are in full compliance with Section 6.01(a) and Section 6.01(d) (without giving effect to this paragraph (c)) as of the end of the Fiscal Quarter immediately following the Fiscal Quarter during which any such default occurred.”

(u) Section 8.01 of the Credit Agreement is hereby amended to delete the reference to “JPMorgan” and in its place insert “Southwest Bank”.

(v) Paragraph of Section 9.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email as follows:

(i) if to the Borrowers, to the Borrower Representative at 6333 North State Highway, 161, Suite 200, Irving, Texas 75038, Attention of Carolyn Jones, or the then-current “Chief Financial Officer” (Facsimile No. 817-419-4655; Telephone No. 214-493-4002; email: carolyn.jones@usmd.com, with a copy to Chis Carr or the then-current “General Counsel” (Facsimile No. 817-419-4620; Telephone No. 214-493-4910; email: chris.carr@usmd.com);

(ii) if to the Administrative Agent, to Southwest Bank, at 3641 Matlock Road, Arlington, Texas 76015, Attention of Josh Burleson (Facsimile No. 817-298-5477; Telephone No. 817-298-5498; email: josh.burleson@southwestbank.com);

(iii) if to a Lender, to it at its address (or facsimile number) set forth in its Administrative Questionnaire.”

Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient). Notices delivered through electronic communications, to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).

(w) Schedule 1.01A of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex A.

(x) Schedule 6.02(d) of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex B.

(y) Exhibit B of the Credit Agreement is hereby amended and restated in its entirety in the form of Annex C hereto.

SECTION 3. Amendment to Guarantee and Collateral Agreement. The definition of “Excluded Assets” contained in Section 1.01 of the Guarantee and Collateral Agreement is, effective as of the Amendment No. 6 Effective Date, hereby amended and restated in its entirety as follows:

“Excluded Assets” means (a) Equipment owned by a Grantor that is subject to a Lien of the type described in Section 6.03(g) of the Credit Agreement that is permitted to be incurred pursuant to such Section of the Credit Agreement if and to the extent that the contract or other agreement pursuant to which such Lien is granted (or the documentation relating thereto) validly prohibits the creation of any other Lien on such Equipment, (b) Equipment leased by a Grantor pursuant to an operating lease, (c) any Equity Interest in any Person that is not a direct or indirect Wholly Owned Subsidiary of Holdings if the granting of a security interest in such Equity Interest is prohibited by the Organizational Documents of such Person (after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction or any other applicable law (including the Bankruptcy Code of the United States) or principles of equity), and (d) the assets of the Deferred Income Plan identified on Schedule 7 and all proceeds thereof;

provided, however, the “Excluded Assets” shall not include any Proceeds, products, substitutions or replacements of any Excluded Assets (unless such Proceeds, products, substitutions or replacements would themselves otherwise constitute Excluded Assets).”

SECTION 4. Conditions of Effectiveness. This Amendment shall become effective when, and only when, on or before the Amendment No. 6 Effective Date:

(a) Counterparts. The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Required Lenders and all of the Borrowers.

(b) Officers’ Certificates. The Administrative Agent shall have received a certificate of a Responsible Officer of each Borrower setting forth (i) resolutions of its board of directors, board of managers or other appropriate governing body, with respect to the authorization of such Borrower to execute and deliver this Amendment and the other documents required hereby and to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Borrower (A) who are authorized to sign this Amendment and the other documents required hereby and to which such Borrower is a party and (B) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment, the Credit Agreement and the other Loan Documents, (iii) specimen signatures of such authorized officers, and (iv) the Organizational Documents of such Borrower, certified as being true and complete as of the date of such certificate. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from such Borrower.

(c) Certificates of Good Standing; Etc. The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of each Borrower.

(d) Notes. Southwest Bank shall have received (i) a Revolving Note in the amount of its Revolving Commitment, duly executed and delivered by the Borrowers, and (ii) a Tranche A Term Note in the amount of its Tranche A Term Loans, duly executed and delivered by the Borrowers.

(e) Payment of Accrued Interest on Tranche A Term Loans. The Borrowers shall have paid to the Administrative Agent, for the benefit of the Lenders, all accrued and unpaid interest on the Tranche A Term Loans through and including the Amendment No. 6 Effective Date.

(f) Fees and Expenses. The Administrative Agent shall have received evidence that the Borrowers shall have paid to the Administrative Agent all out-of-pocket fees and expenses of the Administrative Agent incurred in connection with this Amendment and the transactions contemplated hereby (including, to the extent invoiced, the out-of-pocket fees, disbursements and charges of counsel to the Administrative Agent).

(g) Projections. The Administrative Agent shall have received satisfactory projections, prepared by management of the Borrower Representative in good faith on the basis of the assumptions stated therein, of consolidated balance sheets and statements of income or operations and cash flows of the Borrowers on a quarterly basis for each Fiscal Quarter from and including the Fiscal Quarter ending on December 31, 2014, through and including the Fiscal Quarter ending on December 31, 2015, and on an annual basis for each Fiscal Year for the term of the Credit Agreement (the “Projections”), together with related supporting information and documentation evidencing that such Projections are reasonable and demonstrating compliance with the financial covenants set forth in 6.01 of the Credit Agreement, as amended hereby, through and including December 31, 2015, certified by the Borrower Representative.

(h) Amendment Fee. The Borrowers shall have paid to the Administrative Agent, for the ratable benefit of the Lenders, an amendment fee in the aggregate amount of $68,750.00 (being $50,000.00 with respect to the Revolving Commitment and $18,750.00 with respect to the Tranche A Term Loan in immediately available funds, which, once paid, shall be nonrefundable.

(i) Deferred Compensation Plans. The Administrative Agent shall have received true, correct and complete copies of all Deferred Compensation Plans of the Borrowers, certified by the Borrower Representative.

(j) Other Documents. The Administrative Agent shall have received such other certificates, documents and agreements as the Administrative Agent may reasonably request.

SECTION 5. Representations and Warranties of the Borrowers. To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Administrative Agent and all of the Lenders as of the date hereof that:

(a) Existence; etc. Each Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the preamble of this Amendment.

(b) No Legal Bar. Each Borrower has the power, authority, and legal right to execute, deliver and perform its obligations under this Amendment and each other document or instrument required to be executed and delivered by it hereunder. The execution, delivery and performance by each Borrower of this Amendment and each other document or instrument required to be executed and delivered by such Borrower hereunder have been duly authorized by all necessary organizational action and do not and will not (i) contravene or violate any of the Organizational Documents of such Borrower, (ii) violate any Requirement of Law, (iii) violate any Contractual Obligation binding on or affecting such Borrower or any of its assets, (iv) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Borrower or its property is subject or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, Lien, security interest or other charge, encumbrance or preferential arrangement of any nature (other than pursuant to the Security Documents) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower.

(c) Approvals. No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution, delivery and performance of this Amendment by any of the Borrowers.

(d) Enforceable Obligations. This Amendment has been duly executed and delivered by each Borrower. This Amendment constitutes a legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and general equitable principles.

(e) Security Documents. The Security Documents constitute valid and perfected security interests and liens in and to the Collateral covered thereby with the priority required thereunder and secure the payment and performance of the Secured Obligations, and all action required to perfect fully such security interests and liens has been taken and completed, and the execution, delivery and performance of this Amendment do not adversely affect any such security interests and liens or the perfection or priority thereof.

(f) No Default. No Default or Event of Default has occurred and is continuing.

(g) Financial Statements. The audited consolidated balance sheet of Holdings as at December 31, 2013, and the related consolidated statements of income and of cash flows for the Fiscal Year ended on such dates, reported on by and accompanied by an unqualified report from Grant Thornton LLP, present fairly the consolidated financial condition of the Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the Fiscal Year then ended. The unaudited consolidated balance sheet of Holdings as at October 31, 2014, and the related unaudited consolidated statements of income and cash flows for the 10-month period ended on such date, present fairly the consolidated financial condition of Holdings as at such date, and the consolidated results of its operations and its consolidated cash flows for the 10-month period then ended (subject to normal year-end audit adjustments and the absence of footnotes). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). None of the Borrowers has any material Guarantee Obligations, contingent liabilities, liabilities for Taxes or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph or in the Schedules to the Credit Agreement (after giving effect to this Amendment). During the period from December 31, 2013, to and including the date hereof there has been no Disposition by any Borrower of any material part of its business or property

(h) Accuracy of Information; Etc. No written statement or written information contained in this Amendment, any other Loan Document, or any other document, report, certificate or statement furnished by or on behalf of any Borrower to the Administrative Agent or the Lenders, or any of them, in connection with the transactions contemplated by this Amendment or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The Projections (as defined in Section 4(g) hereof) and pro forma financial information provided by the Borrowers to the Administrative Agent in connection with this Amendment are based upon good faith estimates and assumptions believed by management of the Borrowers to be reasonable at the time made, it being recognized by the Administrative Agent and the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein and such differences may be material. There is no fact known to any Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Administrative Agent and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

(i) No Change. Since December 31, 2013, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

(j) Representations and Warranties. The representations and warranties made by each of the Borrowers in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date hereof (except to the extent such representations and warranties relate, by their terms, to a specific earlier date, in which case they shall be true and correct on and as of such earlier date).

SECTION 6. RELEASE; COVENANT NOT TO SUE; ACKNOWLEDGMENT. (a) EACH BORROWER (COLLECTIVELY, THE “RELEASING PARTIES”) HEREBY ABSOLUTELY AND UNCONDITIONALLY RELEASES AND FOREVER DISCHARGES THE ADMINISTRATIVE AGENT AND EACH LENDER, AND ANY AND ALL RELATED PARTIES OF ANY OF THE FOREGOING (EACH A “RELEASED PARTY”), FROM ANY AND ALL CLAIMS, DEMANDS OR CAUSES OF ACTION OF ANY KIND, NATURE OR DESCRIPTION RELATING TO OR ARISING OUT OF OR IN CONNECTION WITH OR AS A RESULT OF ANY OF THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT, OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER ARISING IN LAW OR EQUITY OR UPON CONTRACT OR TORT OR UNDER ANY STATE OR FEDERAL LAW OR OTHERWISE, WHICH EACH RELEASING PARTY HAS HAD, NOW HAS OR HAS MADE CLAIM TO HAVE AGAINST ANY SUCH PERSON FOR OR BY REASON OF ANY ACT, OMISSION, MATTER, CAUSE OR THING WHATSOEVER ARISING FROM THE BEGINNING OF TIME TO AND INCLUDING THE DATE OF THIS AMENDMENT, WHETHER SUCH CLAIMS, DEMANDS AND CAUSES OF ACTION ARE MATURED OR UNMATURED OR KNOWN OR UNKNOWN. IT IS THE INTENTION OF EACH RELEASING PARTY IN PROVIDING THIS RELEASE THAT THE SAME SHALL BE EFFECTIVE AS A BAR TO EACH AND EVERY CLAIM, DEMAND AND CAUSE OF ACTION SPECIFIED. EACH RELEASING PARTY ACKNOWLEDGES THAT IT MAY HEREAFTER DISCOVER FACTS DIFFERENT FROM OR IN ADDITION TO THOSE NOW KNOWN OR BELIEVED TO BE TRUE WITH RESPECT TO SUCH CLAIMS, DEMANDS, OR CAUSES OF ACTION AND AGREE THAT THIS INSTRUMENT SHALL BE AND REMAIN EFFECTIVE IN ALL RESPECTS NOTWITHSTANDING ANY SUCH DIFFERENCES OR ADDITIONAL FACTS. EACH RELEASING PARTY UNDERSTANDS, ACKNOWLEDGES AND AGREES THAT THE RELEASE SET FORTH ABOVE MAY BE PLEADED AS A FULL AND COMPLETE DEFENSE AND MAY BE USED AS A BASIS FOR AN INJUNCTION AGAINST ANY ACTION, SUIT OR OTHER PROCEEDING WHICH MAY BE INSTITUTED, PROSECUTED OR ATTEMPTED IN BREACH OF THE PROVISIONS OF SUCH RELEASE.

(b) EACH RELEASING PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS, AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH RELEASED PARTY THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY SUCH RELEASING PARTY PURSUANT TO THE ABOVE RELEASE. IF ANY RELEASING PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIONS VIOLATES THE FOREGOING COVENANT, SUCH RELEASING PARTY, FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES, AGREES TO PAY, IN ADDITION TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY SUCH RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

(c) EACH RELEASING PARTY HEREBY ACKNOWLEDGES ITS STATUS AS A BORROWER AND AFFIRMS ITS OBLIGATIONS UNDER THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND EACH RELEASING PARTY REPRESENTS AND WARRANTS THAT THERE ARE NO LIABILITIES, CLAIMS, SUITS, DEBTS, LIENS, LOSSES, CAUSES OF ACTION, DEMANDS, RIGHTS, DAMAGES OR COSTS, OR EXPENSES OF ANY KIND, CHARACTER OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH SUCH RELEASING PARTY MAY HAVE OR CLAIM TO HAVE AGAINST ANY RELEASED PARTY ARISING UNDER, IN CONNECTION WITH, AND/OR WITH RESPECT TO THE OBLIGATIONS, THE CREDIT AGREEMENT, THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND EACH RELEASING PARTY FURTHER ACKNOWLEDGES THAT, AS OF THE DATE HEREOF, IT DOES NOT HAVE ANY COUNTERCLAIM, SET-OFF, OR DEFENSE AGAINST ANY OF THE RELEASED PARTIES, EACH OF WHICH SUCH RELEASING PARTY HEREBY EXPRESSLY WAIVES.

SECTION 7. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Guarantee and Collateral Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guarantee and Collateral Agreement, and each reference in the other Loan Documents to “the Guarantee and Collateral Agreement”, “thereunder”, “thereof” or words of like import referring to the Guarantee and Collateral Agreement, shall mean and be a reference to the Guarantee and Collateral Agreement as amended hereby.

(c) Except as specifically amended or modified above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed by each Borrower.

(d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(e) This Amendment is a Loan Document in all respects and for all purposes.

SECTION 8. Further Assurances. Each Borrower agrees that it shall, at such Borrower’s expense and upon the request of the Administrative Agent, duly execute and deliver, or cause to be duly executed and delivered, to the Administrative Agent such further documents and do and cause to be done such further acts as may be necessary or proper in the opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Amendment and each of the other Loan Documents.

SECTION 9. Costs and Expenses. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent on demand for all of its out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the fees and disbursements of counsel to the Administrative Agent.

SECTION 10. Binding Agreement; Assignment. This Amendment shall be binding on the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or delegate any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

SECTION 11. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 12. Acknowledgment. Each Borrower hereby acknowledges that it has been advised by counsel in the negotiation, preparation, execution and delivery of this Amendment.

SECTION 13. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

SECTION 14. Time of the Essence. Time is of the essence of this Amendment and the other Loan Documents.

SECTION 15. Survival. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders or any closing will affect such representations and warranties or the right of the Administrative Agent or the Lenders to rely upon them.

SECTION 16. Headings. The section headings hereof are inserted for convenience of reference only and shall in no way alter, amend, define or be used in the construction or interpretation of the text of such section.

SECTION 17. ENTIRE AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS COLLECTIVELY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.

ADMINISTRATIVE AGENT:

SOUTHWEST BANK,
a Texas state bank, as Administrative Agent

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

LENDERS:

SOUTHWEST BANK,
a Texas state bank

By:	/s/ Josh Burleson
Name:	Josh Burleson
Title:	Vice President

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

BORROWERS:

USMD HOLDINGS, INC.

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

IMPEL MANAGEMENT SERVICES, L.L.C.

By:	USMD Holdings, Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

IMPEL CONSULTING EXPERTS, L.L.C.

By:	Impel Management Services, L.L.C., its sole member

By:	USMD Holdings, Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

USMD INC.

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

MAT-RX DEVELOPMENT, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

MAT-RX FORT WORTH GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

USMD OF ARLINGTON GP, L.L.C.

By:	MAT-RX DEVELOPMENT, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USGP, LLC.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

US LITHOTRIPSY, L.P.

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

LITHO GP, LLC.

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

METRO I STONE MANAGEMENT, LTD.

By:	Litho GP, LLC., its general partner

By:	US Lithotripsy, L.P., its sole member

By:	USGP, LLC., its general partner

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD ADMINISTRATIVE SERVICES, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

USMD DIAGNOSTIC SERVICES, LLC

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD PPM, LLC

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD CANCER TREATMENT CENTERS, L.L.C.

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

USMD CANCER TREATMENT CENTERS GP, L.L.C.

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD AFFILIATED SERVICES

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

MEDICAL CLINIC OF NORTH TEXAS PLLC

By:	USMD Affiliated Services, its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement

UROLOGY ASSOCIATES OF NORTH TEXAS, P.L.L.C.

By:	USMD Affiliated Services, its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

USMD CTC (MO), LLC, a Missouri limited liability company

By:	USMD Cancer Treatment Centers, L.L.C., its sole member

By:	USMD Inc., its sole member

By:	/s/ Carolyn Jones
Name:	Carolyn Jones
Title:	Chief Accounting Officer

Signature Page

Amendment No. 6 to Credit Agreement and Amendment No. 1

to Guarantee and Collateral Agreement